UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 26, 2008

STEC, INC.

(Exact name of registrant as specified in charter)

California	000-31623	33-0399154
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3001 Daimler Street,
Santa Ana, California	92705-5812
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 476-1180

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.

On June 30, 2008, STEC, Inc. (the “Company”) announced that it has entered into a commitment letter, dated June 26, 2008 (the “Commitment Letter”), with Wachovia Bank, National Association (“Wachovia”) under which Wachovia has committed, subject to terms and conditions set forth in the Commitment Letter, to provide the Company with a $35,000,000 two year senior unsecured revolving credit facility (the “Credit Facility”). The Credit Facility will bear interest at a floating rate equivalent to, at the option of the Company, either (i) LIBOR plus 0.70% - 1.20% depending on the Company’s leverage ratio at each quarter end or (ii) Wachovia’s prime rate, announced from time to time, less 1.00% - 1.50% depending on the Company’s leverage ratio at each quarter end. The Credit Facility will be guarantied by certain subsidiaries of the Company and will be on other terms acceptable to the Company.

The Commitment Letter for the Credit Facility will expire on July 30, 2008. Except under certain circumstances, the Company will be required to pay a commitment fee and other customary fees regardless of whether or not the Credit Facility is consummated. The commitment of Wachovia for the Credit Facility is subject to, among other things, the negotiation and execution of definitive agreements and other customary terms and conditions. There can be no assurance that the Company will enter into the Credit Facility or that the Credit Facility will occur on the terms and conditions described herein.

The Company intends to use the proceeds of the Credit Facility for general corporate purposes, including funding working capital requirements.

The foregoing description of the Commitment Letter is only a summary and is not intended to be complete and is qualified in its entirety by reference to the full text of the Commitment Letter, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference.

ITEM 7.01.	Regulation FD Disclosure.

On June 30, 2008, the Company issued a press release announcing that it had entered into the Commitment Letter with Wachovia. A copy of the press release issued by the Company on June 30, 2008 is furnished herewith as Exhibit 99.1.

The information furnished under Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless the Company specifically incorporates the foregoing information into those documents by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

10.1	Commitment Letter, dated June 26, 2008, between STEC, Inc. and Wachovia Bank, N.A.

99.1	Press Release of STEC, Inc., dated June 30, 2008, announcing Commitment Letter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEC, Inc.

Date: June 30, 2008	By:	/s/ Dan Moses
Dan Moses
Executive Vice President and Chief
Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit

10.1	Commitment Letter, dated June 26, 2008, between STEC, Inc. and Wachovia Bank, N.A.

99.1	Press Release of STEC, Inc., dated June 30, 2008, announcing Commitment Letter.